                                                                   Exhibit 10.8


              REGISTRATION RIGHTS AND PRICE PROTECTION AGREEMENT


     THIS AGREEMENT (this "Agreement") is entered into as of December 22, 1994,
                           ---------
by and between  COMCAST CORPORATION, a Pennsylvania corporation (the "Company"),
                                                                      -------
and THE CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM  ("CalPERS").
                                                          -------

                                R E C I T A L S

     A. The Company, CalPERS and Comcast Cable Corporation, Inc., a Delaware corporation that is wholly owned by the Company ("Company Sub"), are parties to an Amended and Restated Limited Liability Company Agreement dated as of December 18, 1994 (the "Operating Agreement") with respect to Comcast MHCP Holdings,
               -------------------
L.L.C., a Delaware limited liability company ("LLC").
                                               ---

     B. Under the Operating Agreement, subject to certain conditions, CalPERS will become obligated to make capital contributions totalling $250,000,000 to LLC, and Company Sub will become obligated to make capital contributions totalling $305,555,556 to LLC.

     C. Under the Operating Agreement, Company Sub may have the obligation to make certain payments to CalPERS, which payments it may have the right to make in cash or by delivering Company Special Class A Common Stock, par value $1.00 per share, or a combination of cash and such Common Stock.

     D. Under the Operating Agreement, the Company, Company Sub and CalPERS have agreed that the execution and delivery of this Agreement by the parties are conditions to CalPERS' obligations to make capital contributions to LLC (other than its initial capital contribution of $55) in accordance with the Operating Agreement, the first of which is expected to be made in connection with the MHI Acquisition.

     E. If in accordance with the Operating Agreement Company Sub has the right to deliver Common Stock in whole or partial satisfaction of certain of its obligations to CalPERS under the Operating Agreement, the Company desires to assure CalPERS that in connection with a Section 2(c) Liquidation, CalPERS will not suffer any economic detriment as a result of having received such payment in Common Stock rather than cash, upon the terms and conditions herein contained.

     THEREFORE, in consideration of the matters recited above, the mutual promises of the parties herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Definitions.  Unless the context otherwise requires, the terms defined
         -----------
in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     "Actual Income" shall have the meaning assigned to it in Section 2(d).
      -------------

     "Agreement" means this Registration Rights and Price Protection Agreement.
      ---------

     "Board" means the Board of Directors of the Company.
      -----

     "Business Day" shall mean a day which is not a Saturday, Sunday or legal
      ------------
holiday on which banking institutions in the State of California or the Commonwealth of Pennsylvania are closed.

     "CalPERS" shall have the meaning assigned to it in the first paragraph of
      -------
this Agreement and shall encompass CalPERS' successors and assigns.

     "CalPERS' Interest" shall have the meaning assigned to it in the Operating
      -----------------
Agreement.

     "CalPERS Put" shall have the meaning assigned to it in the Operating
      -----------
Agreement.

     "CCCI Call" shall have the meaning assigned to it in the Operating
      ---------
Agreement.

     "Common Stock" means the Special Class A Common Stock, par value $1.00 per
      ------------
share, of the Company, or any other capital stock of the Company into which the Company's Class A Special Common Stock is reclassified or recapitalized, or into which it is converted pursuant to any merger, consolidation or reorganization.

     "Company" shall have the meaning assigned to it in the first paragraph of
      -------
this Agreement.

     "Company Directed Transactions" shall have the meaning assigned to it in
      -----------------------------
Section 2(c)(i).

     "Company Stock" means (i) the Common Stock or (ii) the Class A Common
      -------------
Stock, par value $1.00 per share, of the Company or any other capital stock of the Company into which the Company's Class A Common Stock is reclassified or recapitalized, or into which it is converted pursuant to any merger, consolidation or reorganization.

     "Company Sub" shall have the meaning assigned to it in the recitals to this
      -----------
Agreement. "Company Sub" shall also refer to the wholly-owned Subsidiary of the Company to which the Company transfers or assigns the Company Sub limited liability company interest in LLC (the "Company Sub Interest") as provided in
                                        --------------------
Section 13.01(b) of the Operating Agreement.

     "Contract Price" shall mean (i) in the case of the CalPERS Put (as defined
      --------------
in the Operating Agreement), the Put Price, unless the Auction Notice (as defined in the Operating Agreement) is delivered by Company Sub during the Auction Election Period (as defined in the Operating Agreement), in which case clause (iii) of this definition shall apply, or (ii) in the case of the CCCI Call (as defined in the Operating Agreement), the Call Price (as defined in the Operating Agreement), or (iii) the amount by which the Put Price exceeds the Sale Proceeds (as defined in the Operating Agreement).

     "Definitive Agreement" shall have the meaning assigned to it in Section
      --------------------
2(a)(i)(B).

     "Demand Registration" shall have the meaning assigned to it in Section
      -------------------
3(a).

     "Designated Price" shall have the meaning assigned to it in Section
      ----------------
2(a)(i)(C).

     "Designated Shares" shall have the meaning assigned to it in Section
      -----------------
2(a)(iii).

     "Election Notice" shall have the meaning assigned to it in Section
      ---------------
2(a)(i)(C).

     "Estimated Option Closing Date" shall have the meaning assigned to it in
      -----------------------------
Section 2(a)(i)(A).

     "Estimated Sale Closing Date" shall have the meaning assigned to it in
      ---------------------------
Section 2(a)(i)(B).

     "Excess Proceeds" shall have the meaning assigned to it in Section
      ---------------
2(c)(ii).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Hypothetical Income" shall have the meaning assigned to it in Section
      -------------------
2(d).

     "Income Excess" shall have the meaning assigned to it in Section 2(d).
      -------------

     "Income Shortfall" shall have the meaning assigned to it in Section 2(d).
      ----------------

     "Indemnified Party" and "Indemnifying Party" shall have the respective
      -----------------       ------------------
meanings assigned to these terms in Section 10.

     "LLC" shall have the meaning assigned to it in the Recitals hereto.
      ---

     "Liquidation Notice" shall have the meaning assigned to it Section 2(b).
      ------------------

     "Liquidation Period" shall have the meaning assigned to it in Section
      ------------------
2(c)(i).

     "Liquidation Proceeds" shall have the meaning assigned to it in Section
      --------------------
2(c)(ii).

     "Operating Agreement" shall have the meaning assigned to it in the Recitals
      -------------------
hereto and shall include such Operating Agreement as the same may be amended from time to time.

     "Payment Date" shall have the meaning assigned to it in Section 2(e).
      ------------

     "Person" includes any natural person, corporation, trust, association,
      ------
company, partnership, limited liability company, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

     "Piggyback Registration" shall have the meaning assigned to it in Section
      ----------------------
4.

     "Price Shortfall" shall have the meaning assigned to it in Section 2(c)(i).
      ---------------

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means (i) the Designated Shares issued to and
      ----------------------
owned by CalPERS, or that CalPERS is entitled (and obligated) to receive, pursuant to the Operating Agreement and this Agreement, and (ii) any securities issued or issuable with respect to the Designated Shares referred to in the preceding clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock or other Equity Securities shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction. If CalPERS does not deliver the Liquidation Notice (thereby not electing to have the Designated Shares sold in a Section 2(c) Liquidation), "Registrable Securities" shall not include any Designated Shares CalPERS desires to sell if at the time of the proposed sale (a) the Company has provided CalPERS with an opinion of Davis Polk & Wardwell (or such other firm expert in securities law that is reasonably acceptable to CalPERS), which opinion shall be in form and content reasonably satisfactory to CalPERS, stating that CalPERS may sell any or all of such Designated Shares in the proposed transaction without compliance with the registration and prospectus delivery requirements under the Securities Act and without compliance with the registration or qualification requirements of any applicable state securities laws, and (b) all legends and Company imposed transfer restrictions have been removed from the Designated Shares and the related stock certificates. Such opinion shall be addressed to CalPERS and the Company and shall state that it may be relied upon by any broker or dealer.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Section 2(c) Liquidation" shall have the meaning assigned to it in Section
      ------------------------
2(b).

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Subsidiary" shall have the meaning assigned to it in the Operating
      ----------
Agreement.

     "Transaction Closing" shall have the meaning assigned to it in Section
      -------------------
2(a)(ii).

     "Underwriter" shall have the meaning assigned to it in Section 3(b).
      -----------

     2.  Price Protection Arrangement.
         ----------------------------

     (a) (i) The parties shall engage in the procedures set forth in paragraphs (A) or (B) of this Section 2(a)(i) in order to assist the Company in determining when to provide the Election Notice to CalPERS under Section 2(a)(i)(C).

             (A) If CalPERS exercises the CalPERS Put, or if Company Sub exercises the CCCI Call, then after the Value of Company Equity is determined in accordance with the Operating Agreement, the parties (using all information reasonably available to them), shall promptly in good faith negotiate and agree upon an estimate of the likely date of the Put Closing or the Call Closing, as the case may be, (the "Estimated Option Closing Date"); provided, however, that
                       -----------------------------
paragraph (B) of this Section 2(a)(i) shall apply if after the CalPERS Put is exercised Company Sub delivers an Auction Notice to CalPERS during the Auction Election Period.

             (B) If CalPERS exercises the CalPERS Put and Company Sub delivers an Auction Notice to CalPERS during the Auction Election Period, if and when a definitive agreement is entered into with a purchaser for a sale of the Company in accordance with Section 13.07 of the Operating Agreement (the "Definitive
                                                             ---------------
Agreement"), the parties shall as promptly as practicable and in good faith
- - - ---------
agree upon an estimate of the closing date of such sale (the "Estimated Sale
                                                              --------------
Closing Date"). If from time to time it shall become apparent that the Estimated
- - - ------------
Sale Closing Date or the Estimated Option Closing Date, on the one hand, and the actual date for the Transaction Closing, on the other hand, are materially different, which shall mean for this purpose are greater than 60 days apart, the parties will in good faith agree upon procedures to effectuate the purpose of the notice provisions of this Section 2(a).

             (C) At least thirty (30) days prior to the Estimated Option
Closing Date or the Estimated Sale Closing Date, as the case may be, the Company shall deliver a written notice (the "Election Notice") to CalPERS stating (x)
                                     ---------------
whether it elects to pay the Contract Price in Common Stock, in whole or in part, and (y) if in part, stating the percentage or portion of the Contract Price that it elects to pay in cash and the percentage or portion it elects to pay in Common Stock. Subject to the Company's right under Section 2(b) to revoke its election to pay all or a portion of the Contract Price in Common Stock, the elections set forth in the Election Notice shall be irrevocable. The parties acknowledge that under the Operating Agreement, in the event of a delivery of an Auction Notice during the Auction Election Period, and a subsequent sale of the Company pursuant to Section 13.07 of the Operating Agreement, the Put Price must be paid in cash at least to the extent of the Sale Proceeds of such sale. The Contract Price or portion thereof that the Company so elects and is entitled to pay in Common Stock is herein sometimes called the "Designated Price".
                                                    ----------------

             (D) Unless otherwise defined herein or the context otherwise requires the capitalized terms appearing in this Section 2(a) shall have the respective meanings assigned to them in the Operating Agreement.

     (ii) If the Election Notice is timely delivered to CalPERS in accordance with, and in electing to pay all or a portion of the Contract Price in Common Stock the Election Notice conforms to the requirements of, Section 2(a)(i)(C), in accordance with the Operating Agreement, the

Company shall pay the remainder of the Contract Price in cash at the Put Closing, or the closing of the sale pursuant to Section 13.07 of the Operating Agreement or the Call Closing (the applicable such closing being herein called a "Transaction Closing"), as the case may be. If the Election Notice is not
 -------------------
timely delivered to CalPERS in accordance with, or the Election Notice does not so conform to the requirements of Section 2(a)(i)(C), the Company shall pay the entire Contract Price in cash at the Transaction Closing.

     (iii) If the Election Notice is timely delivered to CalPERS in accordance with, and in electing to pay all or a portion of the Contract Price in Common Stock conforms to the requirements of, Section 2(a)(i)(C), the number of shares the Company shall be obligated to deliver to CalPERS shall be determined in accordance with the Operating Agreement (such shares being herein called the "Designated Shares"). The Company shall deliver certificates evidencing the
 -----------------
Designated Shares to CalPERS in accordance with the Operating Agreement at the Transaction Closing. Immediately prior to the Company's delivery of such certificates and CalPERS' transfer of CalPERS' Interest in accordance with the Operating Agreement, the Company, CalPERS and such transferee (other than a purchaser of the Company in a sale of the Company pursuant to Section 13.07 of the Operating Agreement) shall enter into a security agreement, which shall be prepared by CalPERS and shall be reasonably satisfactory to the transferee and the Company, pursuant to which the transferee grants a perfected first priority security interest in CalPERS' Interest to CalPERS as security for the Company's punctual and faithful payment, performance and discharge of the Company obligations under this Agreement in connection with any Section 2(c) Liquidation. Upon completion of the Section 2(c) Liquidation and the Company's punctual payment, performance and discharge of its obligations under this
Section 2 and Section 7, CalPERS' security interest under such security agreement shall terminate.

     (iv) Subject to the last sentence of Section 2(a)(i)(B), if the parties are unable to agree upon the Estimated Option Closing Date or the Estimated Sale Closing Date, then for all purposes of this Section 2(a), the Estimated Option Closing Date will be deemed to be sixty (60) days after the Value of Company Equity is determined in accordance with Section 13.06 of the Operating Agreement; provided that, if, in the case of the exercise of the CalPERS Put, Company Sub delivers the Auction Notice prior to the termination of the Auction Election Period, then for all purposes of this Agreement the Estimated Sale Closing Date will be deemed to be sixty (60) days after the date the Definitive Agreement is entered into with a purchaser for the sale of the Company. The Transaction Closing shall not take place prior to the Estimated Sale Date, as such Estimated Sale Date may be revised by the parties pursuant to the last sentence of Section 2(a)(i)(B).

     (b) CalPERS will have twenty (20) days after it receives the Election Notice to notify the Company if it intends to sell the Designated Shares in accordance with Section 2(c) (herein, a "Section 2(c) Liquidation" and such
                                         ------------------------
notice a "Liquidation Notice").  The Company shall have the right, by giving
          ------------------
notice to CalPERS, to revoke the Election Notice within five (5) days after the Liquidation Notice is given. Upon giving such notice of revocation, the Company shall become unconditionally obligated to pay the entire Contract Price in cash promptly in accordance with the Operating Agreement at the Transaction Closing. Anything in this Agreement or the Operating Agreement to the contrary notwithstanding, the number of Designated Shares shall not exceed 19.9% of the total number of shares of Company Stock outstanding (including for this purpose the total number of shares of Company Stock then issuable upon conversion of the Company's then outstanding Class A Common Stock, par value $1.00 per share, and Class B Common Stock, par value $1.00 per share) immediately prior to the issuance of the Designated Shares. To the extent the number of Designated Shares would exceed this limit, the Company shall substitute cash for such excess, and such cash shall be paid to CalPERS at the Transaction Closing. If the Liquidation Notice is timely given and the Company does not timely revoke its Election Notice, the liquidation procedure specified in Section 2(c) shall be followed.

     (c) (i) CalPERS' Liquidation Notice shall constitute a request for registration of the Designated Shares in accordance with Section 3. The Company shall have a period of 180 days from the date of the Transaction Closing (the "Liquidation Period") in which to sell the Designated Shares in such transaction
 ------------------
or series of transactions, and at such price or prices and upon such terms, as shall be determined by the Company in its sole discretion (collectively, the "Company Directed Transactions"), provided that the Company shall not be
 -----------------------------
obligated to effect any sales during the Liquidation Period if it determines in its sole discretion that the price or terms on which such sales could be made are unacceptable.

CalPERS shall in good faith, acting in accordance with applicable law, use reasonable efforts to cooperate with the Company and to take all action reasonably necessary to facilitate the sale of the Designated Shares in the Company Directed Transactions; provided, however, that apart from entering into an underwriting agreement in customary form that is reasonably satisfactory to it, CalPERS shall have no obligation to give or make any representations, warranties, indemnities, covenants, agreements or assurances. In any and all events, the Company shall complete all Company Directed Transactions, if any, during the Liquidation Period.

     (ii) The aggregate proceeds received by CalPERS resulting from the sale of the Designated Shares in Company Directed Transactions less all commissions and other selling and other expense that CalPERS becomes legally obligated to pay or incur, in connection with the Section 2(c) Liquidation (but only to the extent CalPERS is not otherwise reimbursed by the Company for such expenses hereunder) are herein called the "Liquidation Proceeds". The amount, if any, by which the
                       --------------------
Designated Price exceeds the Liquidation Proceeds is herein called the "Price
                                                                        -----
Shortfall"), and the amount, if any, by which the Liquidation Proceeds exceed
- - - ---------
the Designated Price is herein called the "Excess Proceeds".  Promptly upon
                                           ---------------
receipt of Liquidation Proceeds, CalPERS shall deposit the Liquidation Proceeds in the State Street Short Term Investment Fund or any substitute fund selected by CalPERS with the Company's approval (which will not be unreasonably withheld) having similar objectives that is used by institutional investors and is managed either by State Street Bank or a similar financial institution.

     (iii) So long as Designated Shares are being offered or sold in Company Directed Transactions, CalPERS will not purchase or sell for its own account in the open market any Common Stock other than the Designated Shares, except to the extent that it is legally obligated to do so when it receives the Election Notice; provided, however, that this restriction will only apply to CalPERS' self-directed activities and will not affect or prohibit transactions effected for CalPERS' account by money managers, investment advisers, limited partnerships or other pooled investment vehicles in which CalPERS has an interest or by any agent or other Person acting for CalPERS who is not an employee of CalPERS.

     (d) CalPERS will calculate the difference between the money-market income it would have earned on the Designated Price had it been paid in cash in full, from the date of the Transaction Closing until the Payment Date, assuming for this purpose that the Designated Price had been invested during the period in question in the State Street Short Term Investment Fund (such hypothetical income being herein called the "Hypothetical Income"), and the money-market
                                -------------------
income CalPERS actually earned on the Liquidation Proceeds through the same date (the "Actual Income"). CalPERS will deliver this calculation to the Company,
      -------------
and the parties will use their best efforts to resolve any differences over the computation of these two sums. The excess, if any, of the Hypothetical Income over the Actual Income is herein called the "Income Shortfall", and the excess,
                                             ----------------
if any, of the Actual Income over the Hypothetical Income is herein called the "Income Excess". If State Street Bank should cease to manage the State Street
- - - --------------
Short Term Investment Fund, the parties shall in good faith agree upon a substitute fund with similar objectives that is used by institutional investors and is managed either by State Street Bank or a similar financial institution.

     (e) If there is a Price Shortfall, on the Payment Date the Company shall pay to CalPERS a sum equal to (i) the Price Shortfall and (ii) either (x) plus the Income Shortfall, if any, or (y) less the Income Excess, if any. If there are Excess Proceeds on the Payment Date CalPERS shall pay to the Company a sum equal to (iii) the Excess Proceeds and (iv) either (x) plus the Income Excess, if any, or (y) less the Income Shortfall, if any; provided, however, that if the Income Shortfall exceeds the Excess Proceeds, on the Payment Date the Company shall pay an amount equal to such excess to CalPERS. The parties agree that time is and shall be of the essence. All amounts payable hereunder shall bear interest from the Payment Date at the Prime Rate (as defined in the Operating Agreement). All payments shall be made on the Payment Date. If not paid within thirty (30) days after the Payment Date, any amount payable hereunder shall bear interest at such Prime Rate plus 5% per annum from the Payment Date. If any Designated Shares have not been sold in Company Directed Transactions on or prior to the Payment Date, CalPERS shall deliver the certificate or certificates representing all remaining unsold shares, duly endorsed in blank, to the Company on the Payment Date. For purposes of this Section 2, the "Payment Date" means
                                                           ------------
the date that is the earlier to occur of (x) the last day of the Liquidation Period and (y) the first day upon which all Designated Shares have been sold by
the Company.   If the

Payment Date is not a Business Day, the required payment under this Section 2(e) shall be made no later than the next following day that is a Business Day.

     (f) All payments made by the Company to CalPERS under this Section 2 are being made on behalf of Company Sub.

     (g) The Company acknowledges that it is accepting the regulatory, market, economic and all other risks, rewards and uncertainties in the performance of its obligations under this Section 2 including, without limitation, the following: the unavailability of funds from any source to discharge the Company's obligations; changes in law; the Company's ability to register the Designated Shares and comply with then applicable laws in connection with the Company Directed Transactions; other regulatory matters; general business and economic conditions; those additional business and economic conditions affecting the Company's industry generally as well as those additional business and economic conditions affecting the Company; market prices of securities generally and those of the Company Stock; and the price at which the Designated Shares can be sold and when and whether purchasers make payment for the Designated Shares. The parties agree that CalPERS is not and will not bear any of these risks. The result of the foregoing is that (i) the Company and CalPERS agree that under any and all circumstances whatsoever, and without regard to any matters within or without the control of the Company or the severity of the impact on or other consequences to the Company or any other Person of these matters or any other considerations, CalPERS or the Company, as the case may be, shall be entitled to receive and the Company or CalPERS, as the case may be, shall be obligated to make, absolutely and without qualification, the full payment to the Company, or CalPERS, as the case may be, described in Section 2(e), and such payment shall be made on the Payment Date, and (ii) the Company shall have no obligation whatsoever to effect any sales of Designated Shares during the Liquidation Period.

     3.  Demand Registration.
         -------------------

     (a) If and whenever the Company shall receive a written request therefor from CalPERS, the Company agrees to register all or part of the Registrable Securities then owned by CalPERS under the Securities Act (a "Demand
                                                              ------
Registration") in accordance with this Agreement; provided that the Company
- - - ------------                                      --------
shall not be obligated (i) to effect more than one Demand Registration in any 12-month period, (ii) to effect a Demand Registration on more than three (3) occasions or (iii) to effect a Demand Registration in respect of Registrable Securities with a fair market value of less than $100 million, unless such Demand Registration is in respect of all Registrable Securities. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective. For purposes of determining the number of Demand Registrations the Company is obligated to effect hereunder, all holders of Registrable Securities shall be treated as a single holder.

     (b) If CalPERS so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. CalPERS shall select the managing Underwriters and any additional investment bankers and managers to be used in connection with the offering; provided that such managing Underwriters and additional investment bankers must
- - - --------
be reasonably acceptable to the Company. The Company will not unreasonably withhold or delay its approval of such Underwriters and investment bankers. As used herein, the term "Underwriter" means a (i) securities dealer who purchases
                       -----------
any Registrable Securities as principal and not as part of such dealer's market-making activities, and (ii) any Designated Broker, other investment banker or securities broker or dealer (whether or not purchasing Registrable Securities as part of such dealer's market-making activities) that assists CalPERS in a
Section 2(c) Liquidation.

     (c) Neither the Company nor any other Person shall be entitled to include Equity Securities in any Demand Registration for a Section 2(c) Liquidation or in any Demand Registration in which the inclusion of such Equity Securities would, in the judgment of the managing Underwriter selected for the offering, unreasonably delay the offering.

     4.  Piggyback Registration.  If the Company proposes to file a registration
         ----------------------
statement under the Securities Act with respect to an offering of Company Stock
(i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC)) or (ii) for the account of any of its holders of Comcast Stock, then the Company shall give written notice of such proposed filing to CalPERS as soon as practicable (but in no event less than 10 Business Days before the anticipated filing date), and such notice shall offer CalPERS the opportunity to register such number of shares of Registrable Securities as CalPERS may request on the same terms and conditions as the Company's or such holder's Company Stock (a "Piggyback
                                                               ---------
Registration").  CalPERS shall give written notice to the Company, within 5
- - - ------------
Business Days after it receives the notice referred to in the immediately preceding sentence, stating whether it intends to include Registrable Securities in such registration and specifying the number of Registrable Securities it intends to include.

     5.  Reduction of Offering.  This Section 5 shall not apply to a Section
         ---------------------
2(c) Liquidation. Notwithstanding anything contained in Section 3 or 4, if the managing Underwriter of an offering described in Section 3 or 4 delivers a written opinion to the Company and CalPERS that (i) the size of the offering that CalPERS, the Company and any other Persons intend to make or (ii) the combination of securities that CalPERS, the Company and such other Persons intend to include in such offering are such that it is reasonably likely that the success of the offering would be materially and adversely affected, then


          (A) if the size of the offering is the basis of such Underwriter's opinion, the amount of Registrable Securities to be offered for the account of CalPERS shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter; provided that (x) in the case of a Demand Registration, the amount of
     --------
     Registrable Securities to be offered for the account of CalPERS shall be reduced only after the amount of securities to be offered for the account of the Company and such other Persons has been reduced to zero, and (y) in the case of a Piggyback Registration, if Equity Securities are being offered for the account of Persons other than the Company pursuant to piggyback rights, then CalPERS and such other Persons shall reduce the amount of Registrable Securities and Equity Securities such that their participation in the offering shall be in proportion to the amount of such Registrable Securities and Equity Securities intended to be offered for the account of CalPERS and such other Persons, respectively; and

          (B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)), and (y) in the case of a Piggyback Registration, if the actions described in sub-clause (x) of this clause (B) would, in the judgment of the managing Underwriter, be insufficient substantially to eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

     6.  Filings; Information.  Whenever CalPERS requests that any Registrable
         --------------------
Securities be registered pursuant to Section 3 or 4 hereof, the Company will use its reasonable efforts to effect the registration of such Registrable Securities as promptly as is practicable, and in connection with any such request:

     (a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for (i) in the case of a Section 2(c) Liquidation, until such distribution is completed in accordance with Section 2(c), and (ii) other than in the case of a Section 2(c) Liquidation, a period of not less than 60 days (or such shorter period in which the distribution is completed); provided that,
                                                             --------
except in the case of a Section 2(c) Liquidation, if the Company shall furnish to CalPERS a certificate signed by the Company's Chairman, President or any Vice-President stating that in his good faith judgment it would be detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 270 days within which to file such registration statement measured from the date of the Company's receipt of CalPERS' request for registration in accordance with Section 3. In the case of a

Section 2(c) Liquidation, if the Company intends to use registration statement Form S-3, the Company will include in the registration statement and each prospectus (including the preliminary and final prospectus) such additional information with respect to the Company and its business, finances and affairs as is customary and as the Designated Broker reasonably requests.

     (b) The Company will prior to filing such registration statement or any amendment or supplement thereto, furnish to CalPERS and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to CalPERS and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as CalPERS or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

     (c) After the filing of the registration statement, the Company will promptly notify CalPERS and each Underwriter of any stop order issued or, to the Company's knowledge, threatened to be issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company will endeavor to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as CalPERS reasonably requests; provided that
                                                                   --------
the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

     (e) The Company will as promptly as is practicable notify CalPERS, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by or through an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to CalPERS and to the Underwriters any such supplement or amendment. CalPERS agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, CalPERS will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by CalPERS and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, CalPERS will deliver to the Company all copies, other than permanent file copies then in CalPERS's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, (i) the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 6(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to CalPERS and the Underwriters such supplemented or amended prospectus, and (ii) in the case of a Section 2(c) Liquidation, the Designated Liquidation Period shall automatically be extended for the same period.

     (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

     (g) The Company will furnish to CalPERS and to each Underwriter a signed counterpart, addressed to CalPERS or such Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as CalPERS or the managing Underwriter reasonably requests.

     (h) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder.

     (i) The Company will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which such securities are then listed.

     The Company may require CalPERS promptly to furnish in writing to the Company such information regarding CalPERS, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

     CalPERS shall use its reasonable efforts to comply with SEC Rule 10b-6 in connection with any distribution of Registrable Securities by it. The parties acknowledge that this obligation to the Company shall only apply to CalPERS' self-directed activities and shall not affect or restrict transactions effected for CalPERS' account by money managers, investment advisers, limited partnerships or other pooled investment vehicles in which CalPERS has an interest or by an agent or other Person acting for CalPERS who is not an employee of CalPERS.

     7.  Registration Expenses.  In connection with any Demand Registration and
         ---------------------
any Piggyback Registration, the Company shall pay, the following expenses incurred in connection with such registration: (i) filing fees with the SEC and NASD, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities, (v) fees and expenses of counsel and independent certified public accountants for the Company, (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration, and (vii) the reasonable fees and expenses of counsel for CalPERS. Except as provided in Section 2 or this Section 7, CalPERS shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of CalPERS.

     8.  Indemnification by the Company.  The Company agrees to indemnify and
         ------------------------------
hold harmless CalPERS, its officers and directors, and each Person, if any, who controls CalPERS within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, actions, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) caused by or arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, actions, damages, or expenses (including reasonable attorneys' fees and expenses) are caused by or arise out of any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information, relating to CalPERS or the plan of distribution furnished in writing to the Company by or on behalf of CalPERS expressly for use therein; provided that the foregoing indemnity agreement with respect to a claim
         --------
of a purchaser of Registrable Securities based upon any preliminary prospectus shall not inure to the benefit of CalPERS with respect to such claim if at the time of the delivery of the Registrable Securities to such purchaser a copy of the most current prospectus had been available to CalPERS and the Underwriters and was not provided to the purchaser and such current prospectus would have cured the defect giving rise to such loss, claim, action, damage, liability or expense. The Company also agrees to indemnify the Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of CalPERS provided in this Section 8.

     9. Indemnification by CalPERS.  CalPERS agrees to indemnify and hold
        --------------------------
harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to CalPERS, but only with reference to information relating to CalPERS or the plan of distribution furnished in writing by or on behalf of CalPERS expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and then only to the extent such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in strict conformity with such written information. CalPERS also agrees to indemnify and hold harmless any Underwriters of the

Registrable Securities, their officers and directors and each Person who controls such Underwriters on the same basis as that of the indemnification of the Company provided in this Section 9. Notwithstanding the foregoing, under no circumstances will CalPERS be obligated under any indemnity provided for under this Section 9 with respect to an offering to pay more than the net proceeds received by CalPERS in such offering.


     10.  Conduct of Indemnification Proceedings.  In case any proceeding
          --------------------------------------
(including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 8 or
Section 9, such Person (the "Indemnified Party") shall promptly notify the
                             -----------------
Person against whom such indemnity may be sought (the "Indemnifying Party") in
                                                       -----------------
writing, but the delay or omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party otherwise than under this Agreement and shall only relieve the Indemnifying Party under this Agreement to the extent such Indemnifying Party is prejudiced by such delay or omission. Upon the request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties; provided, however, that if CalPERS shall have reasonably concluded that representation by the same counsel as the other Indemnified Parties would be inappropriate due to actual or potential conflicting interests between them,

CalPERS shall have the right to select, and Comcast shall be obligated to pay the fees and expenses of, separate counsel for CalPERS. All indemnified fees and expenses of the Indemnified Parties shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties, except that CalPERS shall designate its own counsel in the circumstances provided above.
The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment against the Indemnified Parties, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation in respect of which the Indemnified Party is or could have been made a party and for which indemnification could have been sought hereunder.

     11.   Contribution.  If the indemnification provided for in this Agreement
           ------------
is unavailable to an Indemnified Party in respect of any losses, claims, actions, damages, liabilities or expenses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, actions, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, CalPERS and the Underwriters in connection with the statements or omissions that resulted in such losses, claims, actions, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, CalPERS and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and CalPERS agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by prorata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, actions, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and CalPERS shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by CalPERS exceeds the amount of any damages which CalPERS has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     12. Participation in Underwritten Registrations.  No Person may participate
         -------------------------------------------
in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

     13.  Rule 144.  The Company covenants that it will file any reports
          --------
required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as CalPERS may reasonably request to the extent required from time to time to enable CalPERS to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of CalPERS, the Company will deliver to CalPERS a written statement as to whether it has complied with such reporting requirements. If CalPERS sells Registrable Securities without registration, it shall only do so if such sale is effected in compliance with Rule 144 (or any successor exemptive rule of the SEC) or is otherwise exempt from registration under Section 4(1) of the Securities Act.

     14.  Holdback Agreements.  CalPERS agrees not to offer, sell, contract to
          -------------------
sell or otherwise dispose of any Equity Securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 180-day period beginning on, the effective date of any registration statement filed pursuant to this Agreement other than (i) the Registrable Securities to be sold pursuant to such registration statement, and (ii) any shares of Company Stock sold upon the exercise of an option or warrant, or the conversion of a security, outstanding prior to such 14-day period. The Company shall not enter into an agreement with any Person who has acquired or will acquire Equity Securities of the Company to register such Equity Securities under the Securities Act unless such Person agrees to a holdback or lockup arrangement with respect to such Equity Securities covering the same 14-day period and 180-day period prior to and beginning on the effective date of any registration statement filed pursuant to this Agreement; provided, that (i) this restriction shall not restrict the content of any underwriting agreement with underwriters, and (ii) if the Company enters into a holdback or lockup agreement with a holder of Equity Securities of the Company providing for a lesser restriction period after the effective date of a registration statement (which period shall in no event be less than 90 days so long as CalPERS holds or has the right to receive Registrable Securities), the post-effective date restriction period on CalPERS appearing in the first sentence of this Section 14 shall automatically be amended to be the lowest period specified in any holdback or lockup agreement with any such holder. CalPERS' obligations under this Section 14 only apply to CalPERS' self-directed activities and will not prohibit or affect transactions effected for CalPERS' account by money managers, investment advisers, limited partnerships or other pooled investment vehicles in which CalPERS has an interest or by any agent or other Person acting for CalPERS who is not an employee of CalPERS.

          15.  Miscellaneous.
               -------------

               15.1  Waivers and Amendments.  Any provision of this Agreement
                     ----------------------
may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. Specifically, but without limiting the generality of the foregoing, no failure or delay of any party in exercising any right, power or privilege hereunder or any other course of dealing shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

               15.2  Notices.  All notices, requests and other communications to
                     -------
any party shall be in writing (including telecopy or similar writing) and shall be given,

          (a)  If to CalPERS, to:

               The California Public Employees'
                  Retirement System
               Lincoln Plaza - 400 P Street
               Sacramento, California 95814
               Attention:  Sheryl Pressler, Chief
                           Investment Officer
               Facsimile No.:  (916) 326-3248

               With copies to:

               Pacific Corporate Advisors, Inc.
               1200 Prospect Street
               La Jolla, California 092037
               Attention:  Brian Kinsman
                           Managing Director
               Facsimile No.:  (619) 456-6018

               and

               Alan J. Barton, Esq.
               Paul, Hastings, Janofsky & Walker
               555 South Flower Street, 23rd Floor
               Los Angeles, California 90071
               Facsimile No.:  (213) 627-0705

          (b)  If to the Company, to:

               Comcast Corporation
               1500 Market Street
               Philadelphia, Pennsylvania 19102
               Attention:  General Counsel
               Facsimile No.:  (215) 981-7622

               With a copy to:

               Phillip R. Mills, Esq.
               Davis Polk & Wardwell
               450 Lexington Avenue
               New York, New York 10017
               Facsimile No.:  (212) 450-4800

or to such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other party. Any such notice, request or other communication shall be deemed to have been given and received on the day on which it is delivered or telecopied (or, if such day is not a Business Day or if the notice or other communication is not telecopied during business hours, at the place of receipt, on the next following Business Day).

          15.3  Severability.  Should any one or more of the provisions of
                ------------
this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          15.4  Parties in Interest.  All the terms and provisions of this
                -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, shall inure to the benefit of and be enforceable by the holder or holders at the time of any of the Registrable Securities. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

          15.5  Headings.  The headings of the sections, subsections and
                --------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          15.6  Choice of Law.  It is the intention of the parties that the
                -------------
internal substantive laws, and not the laws of conflicts, of the State of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          15.7 Expenses; Payment of Funds. The Company agrees to pay and hold CalPERS harmless from liability for the payment of, (i) the reasonable fees and expenses (including attorneys' fees and expenses) incurred in connection with any requested waiver of the right of CalPERS or the consent of CalPERS to contemplated acts of the Company not otherwise permissible by the terms of this Agreement, (ii) the reasonable fees and expenses (including attorneys' fees and expenses) incurred with respect to any amendment to this Agreement proposed by the Company (whether or not the same becomes effective), (iii) the reasonable fees and expenses (including the fees and expenses of attorneys', accountants and other experts, which shall include the fees, costs and expenses of appeals) incurred in respect of the enforcement of the rights granted under this Agreement, and (iv) all costs of the Company's performance of and compliance with this Agreement. All payments to CalPERS under this Agreement and the Operating Agreement shall be made in United States dollars and by wire transfer to CalPERS in immediately available funds. Unless and until changed by notice to the Company, all funds shall be wired to CalPERS as follows:

          California Public Employees'
            Retirement System
          Account No. SJ88
          State Street Bank]
          Boston, Massachusetts

          15.8 No Conflicting Agreements. So long as CalPERS could receive Common Stock under the Operating Agreement or this Agreement and so long as CalPERS owns any Registrable Securities, the Company will not enter into or become a party to any agreement or instrument which by its terms would violate or be in conflict with, or materially restrict the Company's performance of, or its obligations under, this Agreement.

          15.9  Counterparts.  This Agreement may be executed in any number
                ------------
of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

       [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

                                         COMCAST CORPORATION


                                         By: Stanley Wang
                                             --------------------------
                                         Title: Senior Vice President
                                                -----------------------


                                         THE CALIFORNIA PUBLIC EMPLOYEES'
                                            RETIREMENT SYSTEM


                                         By: David E. J. Maxwell
                                             -------------------------------
                                         Title: Principal Investment Officer
                                                ----------------------------